CooperCompanies to Acquire Generate Life Sciences® November 10, 2021 Exhibit 99.2

Cautionary Statements Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements of which are other than statements of historical fact, including all statements regarding the acquisition of Generate Life Sciences including financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, difficulties in integrating entities or operations, as well as estimates of our and Generate Life Sciences future expenses, sales and diluted earnings per share are forward looking. In addition, all statements regarding anticipated growth in our revenue, anticipated effects of any product recalls, anticipated market conditions, planned product launches and expected results of operations and integration of any acquisition are forward-looking.  To identify these statements look for words like "believes," "outlook," "probable," "expects," "may," "will," "should," "could," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases.  Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.  Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. These factors include, without limitation, the following: failure to obtain required regulatory approval in a timely manner or otherwise; failure to satisfy any closing conditions to the proposed acquisition of Generate Life Sciences; risks associated with tax liabilities or changes in U.S. federal tax laws or interpretations to which the proposed transaction with Generate Life Sciences or parties thereto are subject; risks related to pre-acquisition non-compliance by Generate Life Science with applicable regulatory requirements; failure to successfully integrate any new business; failure to realize anticipated benefits of any combined operations; unanticipated costs of acquiring or integrating Generate Life Sciences; potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; inability to retain key personnel; changes in legislation or government regulations affecting the acquisition or the parties; and economic, social or political conditions that could adversely affect the acquisition of the parties. More details about these and a number of other important risk factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements can be found in our Securities and Exchange Commission filings, including under the “Forward-Looking Statements” section in our press releases and under the “Business”, “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our most recent Annual Report on Form 10-K, as such sections may be updated in our Quarterly Reports on Form 10-Q, copies of which are available on the Company’s website: www.coopercos.com. We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law. Non-GAAP Financial Measures Certain financial measures included in this presentation, or which may be referred to in management’s discussion of the Company’s results and outlook, are non-GAAP measures that we believe are helpful in understanding our results, for example, constant currency, adjusted EBITDA, non-GAAP earnings per share and non-GAAP margin results. The non-GAAP measures exclude costs which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Our non-GAAP financial results are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. The reasons that we use these non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are available in our Securities and Exchange Commission filings, including under the “Reconciliation of GAAP Results to Non-GAAP Results” section in our press releases and under the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on the Company’s website: www.coopercos.com.

New fits Trade-up Geographic expansion Torics Multifocals Pricing Cooper to Acquire Generate Life Sciences Generate Life Sciences (“Generate”) Leading life sciences company providing fertility and newborn stem cell services Leading provider of donor egg and sperm for fertility treatments & fertility cryopreservation services Leader in newborn stem cell storage - cord blood and cord tissue TTM Sept 2021 sales: ~$250M ~1/3 fertility; LT expected annual growth of 5-10% ~2/3 stem cell storage; LT expected annual growth of 3-5% ~600 employees; primary locations in Arizona (stem cells) and California (egg/sperm and corporate office) Deal Terms Purchase price: ~$1.6B; expected to close in Fiscal Q1, 2022, subject to customary closing conditions (including HSR filing) Cooper to acquire the Generate business from private equity firm GI Partners Value drivers Expands and leverages CooperSurgical’s (“CSI”) fertility business and labor & delivery offerings Expected to be ~$0.30 accretive to non-GAAP EPS in year 1 Generate Life Sciences products and services are highly complementary to CooperSurgical

Compelling Strategic/Financial Rationale

- **Expands CSI Fertility**
  - Adds frozen egg & sperm donation and fertility cryopreservation services, while enabling new strategic growth opportunities
  - Adds leading positions and a premium reputation
  - Leverages CSI's strong fertility position - expanding existing relationships, leveraging sales force, and building a one-stop shop model with the broadest products & services in the market

- **Expands CSI Labor & Delivery**
  - Adds a sizeable, well-established storage platform that aligns with CSI's strategic objectives and commercial attributes
  - Leverages CSI's highly-respected clinical/professional relationships to cross-sell and advance education
    - Advancements in stem cell therapies offers the potential for significant benefits from newborn stem cells

- **Strong financial rationale for CSI and CooperCompanies**
  - Complementary growth rates
  - Strong margins
  - Attractive free cash flow
  - Top and bottom-line synergies
  - Accretive to non-GAAP EPS in year 1


Professional Services + DTC
Fertility Clinics
OBGYN's
CooperSurgical
generate
LIFE SCIENCES

CooperCompanies
4

Fertility Donor/Cryopreservation

Egg & Sperm

Business Highlights

- **Egg**: provides frozen donor eggs for use in fertility procedures
  - Leader in US frozen donor egg market
  - Largest catalog of donors in the US with a strong network of clinics for collection
- **Sperm**: provides frozen donor sperm for use in fertility procedures
  - Largest and most diverse donor selection program in the US
  - Almost 40 years of operations
- **Cryopreservation**: provides cryopreservation and storage options for fertility related needs

Fertility Industry Highlights

$1.8B+ *Global Market*[1]

5-10% *Annual Growth*

- **Growth Drivers**:
  - Increasing maternal age
  - Greater access to treatment
  - Increased patient awareness/comfort
  - Greater worldwide disposable income
- **Up to 1 in 8 couples suffer from infertility worldwide**



CooperCompanies

1. Manufacturer sales of products and services excluding pharma
Source: Management estimates and independent market research

5

Stem Cell Storage

Cord Blood & Cord Tissue

Business Highlights

- **A leader in newborn stem cell collection and storage in the US, Canada, Australia**
  - Cord blood – collected from the umbilical cord, contains Hematopoietic Stem Cells (HSCs) used primarily for blood disorders
  - Cord tissue – tissue from the umbilical cord, contains Mesenchymal Stem Cells (MSCs) with potential for regenerative medical uses
- **Has helped grow and protect nearly 1 million families globally**
- **Solid recurring revenue stream**

Industry Highlights

- **Growth Drivers**
  - Advancements in stem cell research & therapies continues to increase the potential value of storage
- **Blood Disorders:** cancer, blood and immune disorders, etc.
  - Cord blood viewed as standard of care alternative to bone marrow transplants for blood disorders[1]
- **Regenerative Medicine:** potential applications are rapidly emerging (cerebral palsy, lung disease, sports injury, etc.)
  - ~1,220 ongoing clinical studies[2] with many promising early phase results





CooperCompanies

1. Chao, N. Selection of an umbilical cord blood graft for hematopoietic cell transplantation. In: UpToDate. Negrin,R (Ed), UpToDate, Waltham, MA.
2. https://www.statista.com/statistics/1088694/regenerative-medicine-clinical-trials-by-phase-and-therapy/ Accessed Nov 10, 2021

6

CooperCompanies Operating in two strong markets Revenue growth exceeding our markets Investing in the infrastructure of the business and new products Positioned to achieve long-term objectives Track record of success